Other Current Liabilities - Summary of Other Current Liabilities (Detail) - USD ($) $ in Thousands	Jun. 30, 2026	Dec. 31, 2025
Miscellaneous current liabilities [abstract]
VAT Payables	$ 24	$ 80
Income tax payables	0	0
Accruals for personnel related expenses	7,760	10,766
Other	2,862	1,496
Total other current liabilities	$ 10,647	$ 12,342